UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2008

Principal Life Insurance Company
(Exact name of registrant as specified in its charter)

Iowa	001-32109	42-0127290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

711 High Street, Des Moines, Iowa	50392-0001
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (515) 247-1111
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Omnibus Instrument
Notes
Opinion of Michael D. Roughton
Opinion of Sidley Austin LLP
Opinion of John D. Schmidt
Funding Agreement
Guarantee

Item 9.01. Financial Statements and Exhibits
The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File Nos. 333-147181 and 333-147181-01), as amended, of Principal Life Insurance Company and Principal Financial Group, Inc., filed with the Securities and Exchange Commission on November 6, 2007 and amended on November 20, 2007.
     (c) Exhibits

Exhibit 4.1	Omnibus Instrument, dated as of April 4, 2008, relating to Principal Life Income Fundings Trust 2008-017.

Exhibit 4.2	Notes issued by the Trust, dated as of April 9, 2008.

Exhibit 5.1	Opinion of Michael D. Roughton, internal counsel for Principal Life Insurance Company.

Exhibit 5.2	Opinion of Sidley Austin LLP, counsel to Principal Life Insurance Company and Principal Financial Group, Inc.

Exhibit 8	Opinion of John D. Schmidt, internal counsel for Principal Life Insurance Company (re: tax matters).

Exhibit 10.1	Funding Agreement issued by Principal Life Insurance Company to the Trust, dated as of April 9, 2008.

Exhibit 10.2	Guarantee issued by Principal Financial Group, Inc., dated as of April 9, 2008.

Exhibit 23.1	Consent of Michael D. Roughton, internal counsel to Principal Life Insurance Company (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of John D. Schmidt, internal counsel for Principal Life Insurance Company (included in Exhibit 8).

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL LIFE INSURANCE COMPANY (Registrant)
Date: April 9, 2008	By:	/s/ Karen A. Pearston
		Name:	Karen A. Pearston
		Title:	Assistant General Counsel

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EXHIBIT INDEX

Exhibit 4.1	Omnibus Instrument, dated as of April 4, 2008, relating to Principal Life Income Fundings Trust 2008-017.

Exhibit 4.2	Notes issued by the Trust, dated as of April 9, 2008.

Exhibit 5.1	Opinion of Michael D. Roughton, internal counsel for Principal Life Insurance Company.

Exhibit 5.2	Opinion of Sidley Austin LLP, counsel to Principal Life Insurance Company and Principal Financial Group, Inc.

Exhibit 8	Opinion of John D. Schmidt, internal counsel for Principal Life Insurance Company (re: tax matters).

Exhibit 10.1	Funding Agreement issued by Principal Life Insurance Company to the Trust, dated as of April 9, 2008.

Exhibit 10.2	Guarantee issued by Principal Financial Group, Inc., dated as of April 9, 2008.

Exhibit 23.1	Consent of Michael D. Roughton, internal counsel to Principal Life Insurance Company (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of John D. Schmidt, internal counsel for Principal Life Insurance Company (included in Exhibit 8).

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